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                                                             Exhibit 99.906 CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)

In connection with the attached report of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), on Form N-CSR (the "N-CSR"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

     1} The N-CSR fully complies with the requirements of Section 13(a) or 15(d) , as applicable, of the Securities Exchange Act of 1934, as amended; and

     2) The information contained in the N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 26, 2005                  /s/ Robert F. Birch
                                        -------------------------------
                                        Robert F. Birch
                                        President and Director
                                        Chief Executive Officer


Dated: August 26, 2005                  /s/ Ellen E. Terry
                                        -------------------------------
                                        Ellen E. Terry
                                        Vice President and Treasurer
                                        Chief Financial Officer